UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2009
KELLY SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-1088	38-1510762

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 WEST BIG BEAVER ROAD TROY, MICHIGAN	48084

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 362-4444
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
At the May 5, 2009 Annual Meeting of Shareholders of Kelly Services, Inc. (the “Company”), amendments to the Company’s Restated Certificate of Incorporation were adopted, which have the effect of increasing the size of the board of directors and eliminating the classified board of directors and certain supermajority voting requirements. The Restated Certificate of Incorporation as amended was filed and became effective on May 6, 2009. The full text of the Restated Certificate of Incorporation is set forth in Exhibit 3.1 of this Form 8-K and is incorporated by reference herein.
At its Organization Meeting held on May 5, 2009, the board of directors adopted amendments to the Company’s Bylaws, which have the effect of conforming Articles II, III and VIII thereof with the Restated Certificate of Incorporation as amended. The full text of the Bylaws is set forth in Exhibit 3.2 to this Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

3.1	Restated Certification of Incorporation, effective May 6, 2009

3.2	Bylaws, effective May 6, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.
Date: May 8, 2009
/s/ Daniel T. Lis
Daniel T. Lis
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certification of Incorporation, effective May 6, 2009

3.2	Bylaws, effective May 6, 2009

4